UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2021

VIASAT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of Principal Executive Offices, Including Zip Code)

(760) 476-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 31, 2021, the Board of Directors (the “Board”) of Viasat, Inc. (the “Company”) increased the size of the Board to eight directors and appointed James Bridenstine as a director to fill the newly created vacancy on the Board. Mr. Bridenstine will serve as a Class II director, with an initial term expiring at the Company’s 2022 Annual Meeting of Stockholders. With the appointment of Mr. Bridenstine, the Board now consists of eight members, six of whom are independent directors.

Mr. Bridenstine served as Administrator of the National Aeronautics and Space Administration (“NASA”) from April 2018 until January 2021. Since January 2021, Mr. Bridenstine has worked as a senior advisor to Acorn Growth Companies, a private equity firm. From 2013 to 2018, Mr. Bridenstine was a member of the United States House of Representatives, where he served on the Armed Services Committee and the Science, Space and Technology Committee. Mr. Bridenstine’s career in federal service began in 1998 as a pilot in the United States Navy. Mr. Bridenstine provides our Board with extensive experience in space technology, innovation and safety based on his leadership role at NASA, as well as military and aerospace expertise based on his public service in the United States Navy and Congress. Mr. Bridenstine earned a B.A. degree with three majors – Economics, Business and Psychology – from Rice University and an M.B.A. degree from Cornell University.

Mr. Bridenstine will be compensated under the Company’s non-employee director compensation policy as in effect from time to time, as most recently described in the Company’s 2020 proxy statement filed with the Securities and Exchange Commission on July 23, 2020. Mr. Bridenstine will also enter into the Company’s standard form of director and officer indemnification agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2021	Viasat, Inc.

	By:	/s/ Brett Church
Brett Church
Associate General Counsel